EXHIBIT 99.1

NEWS

FOR IMMEDIATE RELEASE

VEECO REPORTS FOURTH QUARTER 2014 FINANCIAL RESULTS

Plainview, N.Y., February 17, 2015 — Veeco Instruments Inc. (Nasdaq: VECO) announced its financial results for the fourth quarter and year ended December 31, 2014. Veeco reports its results in conformity with U.S. generally accepted accounting principles (“GAAP”) and also provides results adjusting for certain items. A reconciliation between GAAP and Non-GAAP operating results is provided at the end of this press release.

U.S. Dollars in millions, except per share data

	4th Quarter		Full Year
GAAP Results	Q4 ‘14	Q4 ‘13	2014	2013
Revenues	$113.6	$73.2	$392.9	$331.7
Net loss	(56.9)	(22.1)	(66.9)	(42.3)
Earnings (loss) per share	(1.44)	(0.57)	(1.70)	(1.09)

	4th Quarter		Full Year
Non-GAAP Results	Q4 ‘14	Q4 ‘13	2014	2013
Adjusted EBITDA	$8.3	$(23.3)	$2.6	$(36.7)
Earnings (loss) per share	0.13	(0.42)	(0.10)	(0.72)

CEO Commentary

“Veeco achieved significant milestones during 2014 as part of the transition back to growth and profitability,” commented John R. Peeler, Chairman and Chief Executive Officer. “For the full year, revenue increased 18% to $393 million, bookings were up more than 50% to $510 million, and we returned to adjusted EBITDA profitability. We developed differentiated new products, lowered operating expenses and improved gross margins. We also completed the acquisition of Solid State Equipment LLC (now Veeco Precision Surface Processing or “PSP”) in the fourth quarter, improving access to high growth markets through complementary technology that will drive increased sales and profitability.”

“Fourth quarter results were within our guidance for revenue and above guidance for gross margin and adjusted EBITDA performance. Bookings totaled $196 million, the highest quarterly level since 2011. MOCVD booked $142 million, primarily due to orders for our next generation EPIK700TM MOCVD system. Data Storage bookings of $45 million were also the highest level since 2011, as customers invested in both capacity and technology.”

ALD Business Update

Veeco successfully demonstrated its FAST-ALDTM technology for flexible OLED encapsulation, but at the same time the incumbent deposition technology has progressed to satisfy the current market requirements. As a result, Veeco lowered the near term revenue forecasts for its ALD technology and took an asset impairment charge (goodwill, intangibles and property, plant and equipment) in the fourth quarter. The Company will lower its spending rate in ALD, refocus R&D efforts on semiconductor and other applications, and continue to monitor the flexible OLED market opportunity.

Outlook

Veeco has begun shipping its new EPIK700 MOCVD system, which is a highly competitive product that improves LED customers’ productivity and yield and lowers their total cost of ownership. As is standard practice with new product introductions, accounting rules require deferral of revenue on initial system shipments. The Company expects to ship over $25 million of EPIK700 systems in the first quarter. The value of these shipments will largely appear as deferred revenue on the balance sheet, and, as a result, Veeco’s first quarter 2015 revenue is currently forecasted to be between $92 and $100 million. Loss per share is currently forecasted to be between ($0.59) to ($0.53) on a GAAP basis and ($0.13) to ($0.07) on a non-GAAP basis. Please refer to the attached financial table for more details.

Mr. Peeler added, “I am highly confident that 2015 will be another year of improved performance for Veeco, fueled by great new products targeted at growth opportunities in LED, power electronics and mobile devices. We have a strong team focused on keeping our organization streamlined and improving both gross margin and bottom line performance.”

Conference Call Information

A conference call reviewing these results has been scheduled for today at 5:00pm ET. To join the call, dial 1-888-724-9511 (toll free) or 913-312-1236 and use passcode 9582112. The call will also be webcast live on the Veeco website at ir.veeco.com. A replay of the call will be available beginning at 8:00pm ET tonight through 8:00pm ET on March 3, 2015 at 1-888-203-1112 (toll free) or 1-719-457-0820, using passcode 9582112, and on the Veeco website. We will post an accompanying slide presentation to our website prior to the beginning of the call.

About Veeco

Our process equipment solutions enable the manufacture of LEDs, power electronics, wireless devices, hard disk drives, and semiconductors. We are the market leader in MOCVD, MBE, Ion Beam and other advanced thin film process technologies. Our high performance systems drive innovation in energy efficiency, consumer electronics and network storage allowing our customers to maximize productivity and achieve a lower cost of ownership. For information on our Company, products, or worldwide service and support, please visit www.veeco.com.

To the extent that this news release discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These factors include the risks discussed in the Business Description and Management’s Discussion and Analysis sections of Veeco’s Annual Report on Form 10-K for the year ended December 31, 2013 and in our subsequent quarterly reports on Form 10-Q, current reports on Form 8-K and press releases. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

-financial tables attached-

Veeco Contacts:

Investors:	Media:
Debra Wasser 212-704-4588	Jeffrey Pina 516-677-0200 x1222
deb.wasser@edelman.com	jpina@veeco.com

Veeco Instruments Inc. and Subsidiaries

Consolidated Statements of Operations

(In thousands, except per share data)

	For the three months ended		For the year ended
	December 31,		December 31,
	2014	2013	2014	2013
Net sales	$113,569	$73,209	$392,873	$331,749
Cost of sales	75,695	57,567	257,991	228,607
Gross profit	37,874	15,642	134,882	103,142
Operating expenses, net:
Selling, general and administrative	24,490	26,409	89,760	85,486
Research and development	20,424	20,824	81,171	81,424
Amortization	4,195	2,961	13,146	5,527
Restructuring	884	(286)	4,394	1,485
Asset impairment	55,306	1,220	58,170	1,220
Changes in contingent consideration	—	829	(29,368)	829
Other income, net	(2,848)	(876)	(3,182)	(1,017)
Total operating expenses, net	102,451	51,081	214,091	174,954
Operating loss	(64,577)	(35,439)	(79,209)	(71,812)
Interest income (expense), net	314	(18)	855	602
Loss before income taxes	(64,263)	(35,457)	(78,354)	(71,210)
Income tax benefit	(7,351)	(13,372)	(11,414)	(28,947)
Net loss	$(56,912)	$(22,085)	$(66,940)	$(42,263)

Loss per common share:
Basic	$(1.44)	$(0.57)	$(1.70)	$(1.09)
Diluted	$(1.44)	$(0.57)	$(1.70)	$(1.09)

Weighted average number of shares:
Basic	39,446	38,904	39,350	38,807
Diluted	39,446	38,904	39,350	38,807

Veeco Instruments Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(In thousands)

	December 31,	December 31,
	2014	2013
Assets
Current assets:
Cash and cash equivalents	$270,811	$210,799
Short-term investments	120,572	281,538
Restricted cash	539	2,738
Accounts receivable, net	60,085	23,823
Inventories	61,471	59,726
Deferred cost of sales	5,076	724
Prepaid expenses and other current assets	23,132	22,579
Assets held for sale	6,000	—
Deferred income taxes	7,976	11,716
Total current assets	555,662	613,643
Property, plant and equipment at cost, net	78,752	89,139
Goodwill	114,959	91,348
Deferred income taxes	1,180	397
Intangible assets, net	159,308	114,716
Other assets	19,594	38,726
Total assets	$929,455	$947,969

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$18,111	$35,755
Accrued expenses and other current liabilities	48,418	51,084
Customer deposits and deferred revenue	96,004	34,754
Income taxes payable	5,441	6,149
Deferred income taxes	120	159
Current portion of long-term debt	314	290
Total current liabilities	168,408	128,191
Deferred income taxes	16,397	28,052
Long-term debt	1,533	1,847
Other liabilities	4,185	9,649
Total liabilities	190,523	167,739

Total stockholders’ equity	738,932	780,230

Total liabilities and stockholders’ equity	$929,455	$947,969

Veeco Instruments Inc. and Subsidiaries

Reconciliation GAAP to Non-GAAP Financial Data

(In thousands, except per share data)

(Unaudited)

		Non-GAAP Adjustments
For the three months ended December 31, 2014	GAAP	Share-based Compensation	Acquisition Related		Other	Non-GAAP
Net sales	$113,569	$—	$—		$—	$113,569
Cost of sales	75,695	(657)	(5,175	)(a)	—	69,863
Gross profit	37,874	657	5,175		—	43,706
Gross margin	33.3%					38.5%
Operating expenses, net:
Selling, general and administrative	24,490	(2,667)	(3,242	)(b)	—	18,581
Research and development	20,424	(1,185)	—		—	19,239
Amortization	4,195	—	(4,195)		—	—
Restructuring	884	—	—		(884)	—
Asset impairment	55,306	—	—		(55,306)	—
Other expense (income), net	(2,848)	—	—		3,142 (c)	294
Total operating expenses, net	102,451	(3,852)	(7,437)		(53,048)	38,114
Operating income (loss)	(64,577)	4,509	12,612		53,048	5,592
Interest income, net	314	—	—		—	314
Income (loss) before income taxes	(64,263)	4,509	12,612		53,048	5,906
Income tax provision (benefit)	(7,351)	—	2,705	(d)	5,428 (e)	782
Net income (loss)	$(56,912)	$4,509	$9,907		$47,620	$5,124

Basic EPS	$(1.44)					$0.13
Diluted EPS	$(1.44)					$0.13
Basic shares	39,446					39,446
Diluted shares	39,446					40,072

Non-GAAP operating income						$5,592
Depreciation						2,728
Adjusted EBITDA						$8,320

Note: Amounts may not calculate precisely due to rounding.

(a) The inventory fair value step-up associated with the PSP acquisition’s purchase accounting.

(b) One-time PSP acquisition related transaction costs.

(c) One-time cumulative translation gain related to the liquidation of our Japanese subsidiary.

(d) Valuation allowance reversal associated with the recognition of deferred tax liabilities related to the PSP acquisition.

(e) $4.9 million tax liability reversal related to an incentive tax rate in a foreign subsidiary as well as utilization of the ‘with or without’ method.

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures consider exclusion of: share-based compensation expense; one-time charges relating to restructuring initiatives, non-cash asset impairments, certain other non-operating gains and losses, and acquisition-related items such as one-time transaction costs, non-cash amortization of acquired intangible assets, and the stepped-up cost of sales associated with the purchase accounting of acquired inventory.

These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as to forecast future periods. These non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation GAAP to Non-GAAP Financial Data

(In thousands, except per share data)

(Unaudited)

		Non-GAAP Adjustments
For the three months ended December 31, 2013	GAAP	Share-based Compensation	Other	Non-GAAP
Net sales	$73,209	$—	$—	$73,209
Cost of sales	57,567	(462)	—	57,105
Gross profit	15,642	462	—	16,104
Gross margin	21.4%			22.0%
Operating expenses, net:
Selling, general and administrative	26,409	(2,414)	—	23,995
Research and development	20,824	(1,199)	—	19,625
Amortization	2,961	—	(2,961)	—
Restructuring	(286)	—	286	—
Asset impairment	1,220	—	(1,220)	—
Changes in contingent consideration	829	—	(829)	—
Other income, net	(876)	—	—	(876)
Total operating expenses, net	51,081	(3,613)	(4,724)	42,744
Operating income (loss)	(35,439)	4,075	4,724	(26,640)
Interest expense, net	(18)	—	—	(18)
Income (loss) before income taxes	(35,457)	4,075	4,724	(26,658)
Income tax provision (benefit)	(13,372)	1,419	1,645	(10,308	)***
Net income (loss)	$(22,085)	$2,656	$3,079	$(16,350)

Basic EPS	$(0.57)			$(0.42)
Diluted EPS	$(0.57)			$(0.42)
Basic shares	38,904			38,904
Diluted shares	38,904			38,904

Non-GAAP operating loss				$(26,640)
Depreciation				3,384
Adjusted EBITDA				$(23,256)

Note: Amounts may not calculate precisely due to rounding.

*** The ‘with or without method’ is utilized to determine the income tax effect of the non-GAAP adjustments.

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures consider exclusion of: share-based compensation expense; one-time charges relating to restructuring initiatives, non-cash asset impairments, certain other non-operating gains and losses, and acquisition-related items such as one-time transaction costs, non-cash amortization of acquired intangible assets, and the stepped-up cost of sales associated with the purchase accounting of acquired inventory.

These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as to forecast future periods. These non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation GAAP to Non-GAAP Financial Data

(In thousands, except per share data)

(Unaudited)

		Non-GAAP Adjustments
For the twelve months ended December 31, 2014	GAAP	Share-based Compensation	Acquisition Related		Other	Non-GAAP
Net sales	$392,873	$—	$—		$—	$392,873
Cost of sales	257,991	(2,456)	(5,175	)(a)	—	250,360
Gross profit	134,882	2,456	5,175		—	142,513
Gross margin	34.3%					36.3%
Operating expenses, net:
Selling, general and administrative	89,760	(11,859)	(3,242	)(b)	—	74,659
Research and development	81,171	(4,498)	—		—	76,673
Amortization	13,146	—	(13,146)		—	—
Restructuring	4,394	—	—		(4,394)	—
Asset impairment	58,170	—	—		(58,170)	—
Changes in contingent consideration	(29,368)	—	—		29,368	—
Other expense (income), net	(3,182)	—	—		3,142 (c)	(40)
Total operating expenses, net	214,091	(16,357)	(16,388)		(30,054)	151,292
Operating income (loss)	(79,209)	18,813	21,563		30,054	(8,779)
Interest income, net	855	—	—		—	855
Income (loss) before income taxes	(78,354)	18,813	21,563		30,054	(7,924)
Income tax provision (benefit)	(11,414)	—	2,705	(d)	4,908 (e)	(3,801)
Net income (loss)	$(66,940)	$18,813	$18,858		$25,146	$(4,123)

Basic EPS	$(1.70)					$(0.10)
Diluted EPS	$(1.70)					$(0.10)
Basic shares	39,350					39,350
Diluted shares	39,350					39,350

Non-GAAP operating loss						$(8,779)
Depreciation						11,426
Adjusted EBITDA						$2,647

Note: Amounts may not calculate precisely due to rounding.

(a) The inventory fair value step-up associated with the PSP acquisition’s purchase accounting.

(b) One-time PSP acquisition related transaction costs.

(c) One-time cumulative translation gain related to the liquidation of our Japanese subsidiary.

(d) Valuation allowance reversal associated with the recognition of deferred tax liabilities related to the PSP acquisition.

(e) $4.9 million tax liability reversal related to an incentive tax rate in a foreign subsidiary as well as utilization of the ‘with or without’ method.

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures consider exclusion of: share-based compensation expense; one-time charges relating to restructuring initiatives, non-cash asset impairments, certain other non-operating gains and losses, and acquisition-related items such as one-time transaction costs, non-cash amortization of acquired intangible assets, and the stepped-up cost of sales associated with the purchase accounting of acquired inventory.

These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as to forecast future periods. These non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation GAAP to Non-GAAP Financial Data

(In thousands, except per share data)

(Unaudited)

		Non-GAAP Adjustments
For the twelve months ended December 31, 2013	GAAP	Share-based Compensation	Other	Non-GAAP
Net sales	$331,749	$—	$—	$331,749
Cost of sales	228,607	(1,446)	—	227,162
Gross profit	103,142	1,446	—	104,588
Gross margin	31.1%			31.5%
Operating expenses, net:
Selling, general and administrative	85,486	(8,338)	—	77,148
Research and development	81,424	(3,347)	—	78,077
Amortization	5,527	—	(5,527)	—
Restructuring	1,485	—	(1,485)	—
Asset impairment	1,220	—	(1,220)	—
Changes in contingent consideration	829	—	(829)	—
Other income, net	(1,017)	—	—	(1,017)
Total operating expenses, net	174,954	(11,685)	(9,061)	154,208
Operating income (loss)	(71,812)	13,130	9,061	(49,621)
Interest income, net	602	—	—	602
Income (loss) before income taxes	(71,210)	13,130	9,061	(49,019)
Income tax provision (benefit)	(28,947)	4,733	3,266	(20,948	)***
Net income (loss)	$(42,263)	$8,398	$5,795	$(28,071)

Basic EPS	$(1.09)			$(0.72)
Diluted EPS	$(1.09)			$(0.72)
Basic shares	38,807			38,807
Diluted shares	38,807			38,807

Non-GAAP operating income (loss)				$(49,621)
Depreciation				12,898
Adjusted EBITDA				$(36,723)

Note: Amounts may not calculate precisely due to rounding.

*** The ‘with or without method’ is utilized to determine the income tax effect of the non-GAAP adjustments.

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures consider exclusion of: share-based compensation expense; one-time charges relating to restructuring initiatives, non-cash asset impairments, certain other non-operating gains and losses, and acquisition-related items such as one-time transaction costs, non-cash amortization of acquired intangible assets, and the stepped-up cost of sales associated with the purchase accounting of acquired inventory.

These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as to forecast future periods. These non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation GAAP to Non-GAAP Financial Data

(In millions, except per share data)

(Unaudited)

				Non-GAAP Adjustments
Guidance for the three months ended March 31, 2015	GAAP			Share-based Compensation	Acquisition Related		Other		Non-GAAP

Net sales	$92	-	$100	$—	$—		$—		$92	-	$100

Gross profit	31.0	-	35.5	0.7	1.8	(a)	—		33.5	-	38.0
Gross margin	33%	-	35%						36%	-	38%

Operating expenses, net	52.4	-	54.4	(4.5)	(8.4	)(b)	(3.0	)(c)	36.5	-	38.5

Operating income (loss)	(21.4)	-	(18.9)						(3.0)	-	(0.5)
Depreciation									3.0		3.0
Adjusted EBITDA									$0.0	-	$2.5

Net income (loss)	(23.6)	-	(21.0)	5.2	10.2		3.0		(5.2)	-	(2.6)

Income (loss) per diluted common share:	$(0.59)	-	$(0.53)						$(0.13)	-	$(0.07)
Weighted average number of diluted shares:	39.7								39.7

Note: Amounts may not calculate precisely due to rounding.

(a) The inventory fair value step-up associated with the PSP acquisition’s purchase accounting.

(b) Acquisition related amortization expense.

(c) Restructuring charges.

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures consider exclusion of: share-based compensation expense; one-time charges relating to restructuring initiatives, non-cash asset impairments, certain other non-operating gains and losses, and acquisition-related items such as one-time transaction costs, non-cash amortization of acquired intangible assets, and the stepped-up cost of sales associated with the purchase accounting of acquired inventory.

These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as to forecast future periods. These non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.